                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        November 29, 2005
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                  001-13403                    84-1032638
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

  4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri          64116
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        (Address of principal executive offices)                  (Zip Code)

  Registrant's telephone number, including area code       (816) 584-5000
                                                    ----------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On November 29, 2005, the Compensation Committee of American Italian Pasta
Company (the "Company") approved a revised Board of Directors Compensation
Program, effective as of October 17, 2005. The revised program (i) changes the compensation for the Chairman of the Board, which is now a non-executive position, to an annual cash retainer of $65,000, (ii) changes the compensation for the Chairman of the Audit Committee to an annual cash retainer of $80,000, and (iii) changes the per meeting fee for the Audit Committee to $3,500 for the
Chairman and $1,500 for each member.

     The revised Board of Directors Compensation Program is attached as Exhibit
10.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

          (c)  Exhibits.

          10.1 Board of Directors Compensation Program.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 5, 2005            AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ George D. Shadid
                                          --------------------------------------
                                            George D. Shadid
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Description

     10.1         Board of Directors Compensation Program